                                                                    Exhibit 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP

                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                     [Letterhead of Conseco Finance Corp.]


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 2002 to November 30, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of December 2002.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                 page 1
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                            Group I
TRUST ACCOUNT:                          3341790-0
MONTHLY REMITTANCE REPORT:            November, 2002
REMITTANCE DATE:                       12/16/2002

Group I (Fixed) Available Funds                                           Principal        Interest           Total
-------------------------------                                           ---------        --------           -----
Scheduled Monthly Payments Collected                                     240,473.70    2,237,138.63    2,477,612.33
Principal Prepayments                                                  5,152,282.59       68,246.05    5,220,528.64
Proceeds on Liquidated Loans                                                   0.00            0.00            0.00
Servicer Reimbursement of Pre-Liquidation Expenses                             0.00            0.00            0.00
Servicer Reimbursement of Post-Liquidation Expenses                            0.00            0.00            0.00
Servicer Advance for Delinquent Payments                                  26,357.84      483,126.82      509,484.66
Recovery of Prior Month's Servicer Advance                               -21,039.03     -453,492.96     -474,531.99
10-Day Roll Forward of Principal Collections (N/A)                             0.00            0.00            0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                            0.00            0.00            0.00
Collection Account Earnings                                                    0.00        6,512.04        6,512.04
Class M & B-1 Interest Deficiencies for current Remittance                     0.00            0.00            0.00
Class M & B-1 Interest Deficiencies from prior Remittance                      0.00            0.00            0.00
Amount Withdrawn from Reserve Funds                                            0.00            0.00            0.00
Other Adjustments to Available Funds                                         109.04       90,580.85       90,689.89
                                                                     ----------------------------------------------
Total Available Funds                                                  5,398,184.14    2,432,111.43    7,830,295.57
                                                                     ==============================================

Fees Payable
------------
Monthly Servicing Fee (0.5% of Pool Scheduled Principal Balance)                                         104,197.62
Back-up Servicing Fee (0.03% of Pool Scheduled Principal Balance)                                          6,251.86
Trustee Fee                                                                                                    0.00
Insurance Premium     (N/A)                                                                                    0.00
Cap Provider Fee      (N/A)                                                                                    0.00
                                                                                                    ---------------
Total Fees                                                                                               110,449.48
                                                                                                    ===============

Amount Available for Principal and Interest Distribution (see page 2)                                  7,719,846.09
                                                                                                    ===============

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                             268,824.19
Principal Prepayments (Payoffs and Curtailments)                                                       5,128,167.16
Liquidated Loans                                                                                               0.00
Repurchased/Substituted Contracts                                                                              0.00
10-Day Principal Roll Forward (N/A)                                                                            0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                        0.00
                                                                                                    ---------------
Total Formula Principal Distribution                                                                   5,396,991.35
                                                                                                    ===============

Unpaid Class A Principal Shortfall as of Prior Month                                                           0.00
Current Month Class M and B Liquidation Loss Distribution                                                      0.00
Group I Extra Principal Distribution                                                                     775,930.36
                                                                                                    ---------------
Total Additional Principal Distribution and Other Principal Distribution                                 775,930.36
                                                                                                    ===============

Pool Scheduled Principal Balance                                                                     244,677,305.52
10-Day Adjusted Pool Principal Balance (N/A)                                                                   0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                               239,490,388.99
Overcollateralization Amount      (Target:)    8,250,000.00                                            5,186,916.53
Total Outstanding Loan Count                                                                                  3,397

Reserve Funds/Cash Deposits                         Previous Balance     Deposits     Withdrawals    Ending Balance
---------------------------                         ----------------     --------     -----------    --------------
Prefunded Account                                               0.00    39,953.45            0.00         39,953.45
Undelivered Account                                             0.00   104,043.93            0.00        104,043.93
Stage-Funded Reserve Fund (N/A)                                 0.00         0.00            0.00              0.00
Basis Risk Reserve Fund                                         0.00         0.00            0.00              0.00
Yield Maintenance Reserve Fund                                  0.00         0.00            0.00              0.00

Non-Recoverable Pre-Liquidation Expenses                   Incurred:         0.00    Outstanding:              0.00
Non-Recoverable Post-Liquidation Expenses                  Incurred:         0.00    Outstanding:              0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                 page 2
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                           Group II
TRUST ACCOUNT:                          3341790-0
MONTHLY REMITTANCE REPORT:            November, 2002
REMITTANCE DATE:                        12/16/2002

Group II (ARM) Available Funds                                           Principal         Interest           Total
------------------------------                                           ---------         --------           -----
Scheduled Monthly Payments Collected                                    100,559.46     1,365,334.53    1,465,893.99
Principal Prepayments                                                 4,635,588.33        46,569.92    4,682,158.25
Proceeds on Liquidated Loans                                                  0.00             0.00            0.00
Servicer Reimbursement of Pre-Liquidation Expenses                            0.00             0.00            0.00
Servicer Reimbursement of Post-Liquidation Expenses                           0.00             0.00            0.00
Servicer Advance for Delinquent Payments                                  9,791.34       129,148.60      138,939.94
Recovery of Prior Month's Servicer Advance                               -9,116.86      -142,728.19     -151,845.05
10-Day Roll Forward of Principal Collections (N/A)                            0.00             0.00            0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                           0.00             0.00            0.00
Collection Account Earnings                                                   0.00         5,186.40        5,186.40
Class M & B-1 Interest Deficiencies for current Remittance                    0.00             0.00            0.00
Class M & B-1 Interest Deficiencies from prior Remittance                     0.00             0.00            0.00
Amount Withdrawn from Reserve Funds                                           0.00             0.00            0.00
Other Adjustments to Available Funds                                          0.00        69,420.64       69,420.64
                                                                    -----------------------------------------------
Total Available Funds                                                 4,736,822.27     1,472,931.90    6,209,754.17
                                                                    ===============================================

Fees Payable
------------
Monthly Servicing Fee (0.5% of Pool Scheduled Principal Balance)                                          76,955.65
Back-up Servicing Fee (0.03% of Pool Scheduled Principal Balance)                                          4,617.34
Trustee Fee                                                                                                    0.00
Insurance Premium     (N/A)                                                                                    0.00
Cap Provider Fee      (N/A)                                                                                    0.00
                                                                                                    ---------------
Total Fees                                                                                                81,572.99
                                                                                                    ===============

Amount Available for Principal and Interest Distribution (see page 2)                                  6,128,181.18
                                                                                                    ===============

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                             154,325.36
Principal Prepayments (Payoffs and Curtailments)                                                       4,502,774.61
Liquidated Loans                                                                                               0.00
Repurchased/Substituted Contracts                                                                              0.00
10-Day Principal Roll Forward (N/A)                                                                            0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                        0.00
                                                                                                     --------------
Total Formula Principal Distribution                                                                   4,657,099.97
                                                                                                     ==============

Unpaid Class A Principal Shortfall as of Prior Month                                                           0.00
Current Month Class M and B Liquidation Loss Distribution                                                      0.00
Group II Extra Principal Distribution                                                                    639,768.89
                                                                                                     --------------
Total Additional Principal Distribution and Other Principal Distribution                                 639,768.89
                                                                                                     ==============

Pool Scheduled Principal Balance                                                                     180,036,458.40
10-Day Adjusted Pool Principal Balance (N/A)                                                                   0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                               177,147,141.05
Overcollateralization Amount      (Target:)     4,500,000.00                                           2,889,317.35
Total Outstanding Loan Count                                                                                  1,644

Reserve Funds/Cash Deposits                         Previous Balance     Deposits     Withdrawals    Ending Balance
---------------------------                         ----------------     --------     -----------    --------------
Prefunded Account                                               0.00    29,149.38            0.00         29,149.38
Undelivered Account                                             0.00         0.00            0.00              0.00
Stage-Funded Reserve Fund (N/A)                                 0.00         0.00            0.00              0.00
Basis Risk Reserve Fund                                         0.00         0.00            0.00              0.00
Yield Maintenance Reserve Fund                             20,052.19     5,026.08            0.00         25,078.27

Non-Recoverable Pre-Liquidation Expenses                   Incurred:         0.00    Outstanding:              0.00
Non-Recoverable Post-Liquidation Expenses                  Incurred:         0.00    Outstanding:              0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)          Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                 -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                        Current Date    Following Date
SERIES 2002-C                          Group I           -------------------------------------------
TRUST ACCOUNT:                        3341790-0          Class A      100.00000000%    100.00000000%
MONTHLY REMITTANCE REPORT:          November, 2002       Class M        0.00000000%      0.00000000%
REMITTANCE DATE:                     12/16/2002          Class B        0.00000000%      0.00000000%
                                                         -------------------------------------------
                                                         Total        100.00000000%    100.00000000%
                                                         -------------------------------------------

Distributions
-------------

                                  Current       Interest
                    Coupon       Interest      Shortfall     Per $1000       Principal      Per $1000            Ending
Class     CUSIP       Rate        Payment        Payment      Original         Payment       Original           Balance
-----------------------------------------------------------------------------------------------------------------------
AF1     20846QKB3   1.58125%     107,026.06         0.00    0.99155126    6,172,921.71    57.18951352     72,428,388.99
AF2     20846QKC1   3.82700%      48,236.15         0.00    3.18916694            0.00     0.00000000     15,125,000.00
AF3     20846QKD9   4.58000%     202,042.88         0.00    3.81666660            0.00     0.00000000     52,937,000.00
AF4     20846QKE7   5.97200%     205,287.50         0.00    4.97666667            0.00     0.00000000     41,250,000.00
AFIO    20846QKF4   7.50000%     644,531.25         0.00    5.20833333            0.00     0.00000000    103,125,000.00
MF1     20846QKG2   6.15800%     102,315.17         0.00    5.13166667            0.00     0.00000000     19,938,000.00
MF2     20846QKH0   6.98100%      99,985.37         0.00    5.81749985            0.00     0.00000000     17,187,000.00
BF1     20846QKJ6   8.00000%      87,086.67         0.00    6.66666692            0.00     0.00000000     13,063,000.00
BF2     xxxxxxxxx   8.00000%      50,413.33         0.00    6.66666623            0.00     0.00000000      7,562,000.00
B3I     xxxxxxxxx   N/A                0.00         0.00    N/A                   0.00    N/A            N/A
P       xxxxxxxxx   N/A                0.00         0.00    N/A                   0.00    N/A                     60.00
R       xxxxxxxxx   N/A                0.00         0.00    N/A                   0.00    N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Totals                         1,546,924.38         0.00                  6,172,921.71                   239,490,448.99
=======================================================================================================================

(Table continues below)

                                                        Unpaid      Unpaid
                        Pool            Original      Interest    Principal
Class     CUSIP        Factor            Balance     Shortfall    Shortfall
---------------------------------------------------------------------------
AF1     20846QKB3   0.67101845    107,938,000.00          0.00       0.00
AF2     20846QKC1   1.00000000     15,125,000.00          0.00       0.00
AF3     20846QKD9   1.00000000     52,937,000.00          0.00       0.00
AF4     20846QKE7   1.00000000     41,250,000.00          0.00       0.00
AFIO    20846QKF4   0.83333333    123,750,000.00          0.00       0.00
MF1     20846QKG2   1.00000000     19,938,000.00          0.00       0.00
MF2     20846QKH0   1.00000000     17,187,000.00          0.00       0.00
BF1     20846QKJ6   1.00000000     13,063,000.00          0.00       0.00
BF2     xxxxxxxxx   1.00000000      7,562,000.00          0.00       0.00
B3I     xxxxxxxxx   N/A           N/A               107,467.06       0.00
P       xxxxxxxxx   N/A                     0.00          0.00       0.00
R       xxxxxxxxx   N/A           N/A                     0.00       0.00
---------------------------------------------------------------------------
Totals              0.87087436    275,000,000.00    107,467.06       0.00
===========================================================================


Delinquency/Default Summary
---------------------------

                                                                                                         Loans in
Delinquencies             30-59 Days    60-89 Days    90-179 Days           Total      Extensions      Bankruptcy
-----------------------------------------------------------------------------------------------------------------
Number of Loans                   27             7             12              46              94              28
Principal Balance       2,132,281.46    872,307.89     627,224.48    3,631,813.83    8,451,069.57    2,546,104.24
Percent of Total (#)           0.79%         0.21%          0.35%           1.35%           2.77%           0.82%
Percent of Total ($)           0.87%         0.36%          0.26%           1.48%           3.45%           1.04%
-----------------------------------------------------------------------------------------------------------------

(Table continues below)

                            180 Day Defualt     Foreclosure          REO    Liquidations/    Liquidation
Delinquencies                     Inventory       Inventory    Inventory      Charge-Offs         Losses
--------------------------------------------------------------------------------------------------------
Number of Loans                           1              16         1.00                0              0
Principal Balance                 13,065.88    1,802,764.57    96,379.78             0.00           0.00
Percent of Total (#)                  0.03%           0.47%        0.03%            0.00%          0.00%
Percent of Total ($)                  0.01%           0.74%        0.04%            0.00%          0.00%
--------------------------------------------------------------------------------------------------------

                                                                        --------------------------------
                                                         Cumulative (#):             1.00           1.00
                                                         Cumulative ($):        33,857.22      38,843.20
                                                                        --------------------------------


Distribution Tests              Step Down Date:      08/15/2005
------------------              ---------------
                                                                            Target                Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                     7.95%                 1.01%
(Shall not exceed 32% of the Sr. Enhancement %)                              -----

Cumulative Realized Loss Ratio                                                                     0.01%
(target not to exceed 4.00% from 8/15/2005 to 7/15/2006,
5.25% from 8/15/2006 to 7/15/2007, 6.00% from 8/15/2007
to 7/15/2008 and 6.25% thereafter)
--------------------------------------------------------------------------------------------------------


Servicer Termination Tests
--------------------------
                                                                            Target                Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                    10.50%                 1.01%
Shall not exceed 42.25% of the Sr. Enhancement %)                           ------

Cumulative Realized Loss Ratio                                                                     0.01%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------------------------------

--------------------------------------
Sr. Enhance %                24.85701%
--------------------------------------
WAC                          12.23067%
Net WAC Cap                  11.70067%
--------------------------------------
WAM                             303.55
--------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 3

CONSECO FINANCE CORPORATION (SELLER & SERVICER)          Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                 -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                        Current Date    Following Date
SERIES 2002-C                         Group II           -------------------------------------------
TRUST ACCOUNT:                        3341790-0          Class A      100.00000000%    100.00000000%
MONTHLY REMITTANCE REPORT:         November, 2002        Class M        0.00000000%      0.00000000%
REMITTANCE DATE:                    12/16/2002           Class B        0.00000000%      0.00000000%
                                                         -------------------------------------------
                                                         Total        100.00000000%    100.00000000%
                                                         -------------------------------------------

Distributions
-------------


                                  Current      Interest
                     Coupon       Interest     Shortfall     Per $1000       Principal      Per $1000            Ending
Class    CUSIP        Rate        Payment       Payment       Original         Payment       Original           Balance
-----------------------------------------------------------------------------------------------------------------------
AV1     20846QKK3   1.83125%     222,255.98         0.00    1.40224593    5,296,868.86    33.41873098    135,647,141.05
AVIO    20846QKL1   7.50000%     480,000.00         0.00    5.35714286            0.00     0.00000000     76,800,000.00
MV1     20846QKM9   2.88125%      35,975.61         0.00    2.48107655            0.00     0.00000000     14,500,000.00
MV2     20846QKN7   3.53125%      36,489.58         0.00    3.04079833            0.00     0.00000000     12,000,000.00
BV1     20846QKP2   4.38125%      33,954.69         0.00    3.77274333            0.00     0.00000000      9,000,000.00
BV2     xxxxxxxxx   4.38125%      22,636.46         0.00    3.77274333            0.00     0.00000000      6,000,000.00
P       xxxxxxxxx   N/A                0.00         0.00    N/A                   0.00    N/A                     40.00
R       xxxxxxxxx   N/A                0.00         0.00    N/A                   0.00    N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Totals                           831,312.32         0.00                  5,296,868.86                   177,147,181.05
=======================================================================================================================

(Table continues below)

                                                       Unpaid        Unpaid
                           Pool         Original     Interest     Principal
Class    CUSIP           Factor          Balance    Shortfall     Shortfall
---------------------------------------------------------------------------
AV1     20846QKK3    0.85581792   158,500,000.00        0.00         0.00
AVIO    20846QKL1    0.85714286    89,600,000.00        0.00         0.00
MV1     20846QKM9    1.00000000    14,500,000.00        0.00         0.00
MV2     20846QKN7    1.00000000    12,000,000.00        0.00         0.00
BV1     20846QKP2    1.00000000     9,000,000.00        0.00         0.00
BV2     xxxxxxxxx    1.00000000     6,000,000.00        0.00         0.00
P       xxxxxxxxx   N/A                     0.00        0.00         0.00
R       xxxxxxxxx   N/A           N/A                   0.00         0.00
---------------------------------------------------------------------------
Totals              0.885735905   200,000,000.00        0.00         0.00
===========================================================================


Delinquency/Default Summary
---------------------------

                                                                                                         Loans in
Delinquencies             30-59 Days    60-89 Days    90-179 Days           Total      Extensions      Bankruptcy
-----------------------------------------------------------------------------------------------------------------
Number of Loans                    7             4              0              11              31               9
Principal Balance       1,110,038.04    562,434.73           0.00    1,672,472.77    3,251,538.91    1,212,520.80
Percent of Total (#)           0.21%         0.12%          0.00%           0.32%           0.91%           0.26%
Percent of Total ($)           0.62%         0.31%          0.00%           0.93%           1.81%           0.67%
-----------------------------------------------------------------------------------------------------------------

(Table continues below)

                        180 Day Defualt     Foreclosure          REO    Liquidations/    Liquidation
Delinquencies                 Inventory       Inventory    Inventory      Charge-Offs         Losses
----------------------------------------------------------------------------------------------------
Number of Loans                       0               9         1.00                0              0
Principal Balance                  0.00    1,062,410.69    42,590.75             0.00           0.00
Percent of Total (#)              0.00%           0.26%        0.03%            0.00%          0.00%
Percent of Total ($)              0.00%           0.59%        0.02%            0.00%          0.00%
----------------------------------------------------------------------------------------------------

                                                                    --------------------------------
                                                     Cumulative (#):             0.00           0.00
                                                     Cumulative ($):             0.00           0.00
                                                                    --------------------------------


Distribution Tests                   Step Down Date:      08/15/2005
------------------                   ---------------
                                                                            Target                Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                     8.29%                 0.57%
(Shall not exceed 35% of the Sr. Enhancement %)                              -----

Cumulative Realized Loss Ratio                                                                     0.00%
(target not to exceed 3.25% from 8/15/2005 to 7/15/2006,
4.25% from 8/15/2006 to 7/15/2007, 5.00% from 8/15/2007
to 7/15/2008 and 5.25% thereafter)
--------------------------------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                            Target                Actual
--------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                    10.01%                 0.57%
(Shall not exceed 42.25% of the Sr. Enhancement %)                          ------

Cumulative Realized Loss Ratio                                                                     0.00%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------------------------------

---------------------------------------
Sr. Enhance %                 23.68764%
---------------------------------------
WAC                            9.48056%
Net WAC Cap                    8.95056%
---------------------------------------
WAM                              351.43
---------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 4

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:    3341790-0          Group I
MONTHLY REMITTANCE REPORT:        November, 2002
REMITTANCE DATE:                   12/16/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                               Coupon Rate    Basis Risk     Basis Risk     Interest      Unpaid Basis
                       Coupon      Net WAC     in Excess of   Carryover      Interest        Payment      Risk Carryover
Class      CUSIP        Rate      Cap Rate     Net WAC Cap    Shortfall       Payment       Per $1000       Shortfall
------------------------------------------------------------------------------------------------------------------------
AF1      20846QKB3    1.58125%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
AF2      20846QKC1    3.82700%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
AF3      20846QKD9    4.58000%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
AF4      20846QKE7    5.97200%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
AFIO     20846QKF4    7.50000%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
MF1      20846QKG2    6.15800%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
MF2      20846QKH0    6.98100%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
BF1      20846QKJ6    8.00000%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
BF2      xxxxxxxxx    8.00000%    11.70067%      0.000000%       0.00           0.00           0.00             0.00
------------------------------------------------------------------------------------------------------------------------
Totals:                                                          0.00           0.00                            0.00
========================================================================================================================


Liquidation Loss Interest Distributions
---------------------------------------

                                                                   Liquidation     Liquidation    Interest      Unpaid
                      Coupon      Principal       Liquidation    Loss Interest   Loss Interest   Payment     Liquidation
Class      CUSIP        Rate        Balance        Loss Amount       Amount          Payment     Per $1000   Loss Interest
--------------------------------------------------------------------------------------------------------------------------
AF1      20846QKB3    1.58125%    72,428,388.99        0.00            0.00           0.00         0.00           0.00
AF2      20846QKC1    3.82700%    15,125,000.00        0.00            0.00           0.00         0.00           0.00
AF3      20846QKD9    4.58000%    52,937,000.00        0.00            0.00           0.00         0.00           0.00
AF4      20846QKE7    5.97200%    41,250,000.00        0.00            0.00           0.00         0.00           0.00
AFIO     20846QKF4    7.50000%   103,125,000.00        0.00            0.00           0.00         0.00           0.00
MF1      20846QKG2    6.15800%    19,938,000.00        0.00            0.00           0.00         0.00           0.00
MF2      20846QKH0    6.98100%    17,187,000.00        0.00            0.00           0.00         0.00           0.00
BF1      20846QKJ6    8.00000%    13,063,000.00        0.00            0.00           0.00         0.00           0.00
BF2      xxxxxxxxx    8.00000%     7,562,000.00        0.00            0.00           0.00         0.00           0.00
--------------------------------------------------------------------------------------------------------------------------
Totals:                                                0.00            0.00           0.00                        0.00
==========================================================================================================================

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 5

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:     3341790-0           Group II
MONTHLY REMITTANCE REPORT:          November, 2002
REMITTANCE DATE:                      12/16/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                                Coupon Rate     Basis Risk    Basis Risk    Interest      Unpaid Basis
                     Coupon       Net WAC      in Excess of     Carryover      Interest      Payment      Risk Carryover
Class      CUSIP      Rate        Cap Rate     Net WAC Cap      Shortfall      Payment      Per $1000       Shortfall
------------------------------------------------------------------------------------------------------------------------
AV1      20846QKK3   1.83125%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
AVIO     20846QKL1   7.50000%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
MV1      20846QKM9   2.88125%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
MV2      20846QKN7   3.53125%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
BV1      20846QKP2   4.38125%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
BV2      xxxxxxxxx   4.38125%     8.95056%      0.000000%          0.00         0.00          0.00             0.00
------------------------------------------------------------------------------------------------------------------------
Totals:                                                            0.00         0.00                           0.00
========================================================================================================================


Liquidation Loss Interest Distributions
---------------------------------------

                                                              Liquidation     Liquidation     Interest         Unpaid
                      Coupon     Principal      Liquidation  Loss Interest  Loss Interest     Payment       Liquidation
Class      CUSIP       Rate       Balance       Loss Amount      Amount        Payment       Per $1000     Loss Interest
------------------------------------------------------------------------------------------------------------------------
AV1      20846QKK3       0.02  135,647,141.05       0.00          0.00           0.00           0.00             0.00
AVIO     20846QKL1   7.50000%   76,800,000.00       0.00          0.00           0.00           0.00             0.00
MV1      20846QKM9   2.88125%   14,500,000.00       0.00          0.00           0.00           0.00             0.00
MV2      20846QKN7   3.53125%   12,000,000.00       0.00          0.00           0.00           0.00             0.00
BV1      20846QKP2   4.38125%    9,000,000.00       0.00          0.00           0.00           0.00             0.00
BV2      xxxxxxxxx   4.38125%    6,000,000.00       0.00          0.00           0.00           0.00             0.00
----------------------------------------------------------------------------------------------------------------------
Totals:                                             0.00          0.00           0.00                            0.00
======================================================================================================================

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 6